UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 23, 2006

NorthWestern Corporation

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-692 (Commission File Number)	46-0172280 (IRS Employer Identification No.)
125 South Dakota Avenue Sioux Falls, South Dakota (Address of principal executive offices)		57104 (Zip Code)
(605) 978-2908 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

(17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

(17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

Beginning on June 26, 2006, Michael J. Hanson, president and chief executive officer, and Brian B. Bird, vice president and chief financial officer, of NorthWestern Corporation d/b/a NorthWestern Energy (NASDAQ: NWEC) will participate in presentations to current investors of Babcock & Brown Infrastructure (ASX: BBI). During such presentations, NorthWestern will be discussing its current operations and business. The PowerPoint slide presentation, which will be used by the management of NorthWestern as a talking-points guide in discussing its current operations and business, is furnished as Exhibit 99.1.

A copy of the slide presentation is being furnished pursuant to Regulation FD as Exhibit 99.1 to this Current Report on Form 8-K and is herein incorporated by reference. The information in the slide presentation shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section. Furthermore, the slide presentation shall not be deemed to be incorporated by reference into the Company’s filings under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, except as set forth with respect thereto in any such filing.

Item 9.01.	Financial Statements and Exhibits.

EXHIBIT NO.	DESCRIPTION OF DOCUMENT
99.1*	Slide Presentation of NorthWestern Corporation dated June 26, 2006

* filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHWESTERN CORPORATION

Dated: June 23, 2006	By:	________________________________________
Thomas J. Knapp
Vice President, General Counsel and Corporate Secretary

Index to Exhibits

EXHIBIT NO.	DESCRIPTION OF DOCUMENT
99.1*	Slide Presentation of NorthWestern Corporation dated June 26, 2006

* filed herewith